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                                 EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 22, 1995 included in Intek Diversified Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Los Angeles, California
June 22, 1995